Exhibit 99.1

Press Release — For Immediate Release

July 16, 2010

Penns Woods Bancorp, Inc. Reports Second Quarter 2010 Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $2,735,000 and $5,185,000 for the three and six months ended June 30, 2010 compared to $2,208,000 and $4,611,000 for the same periods of 2009.  Operating earnings per share for the three months ended June 30, 2010 were $0.71 basic and dilutive compared to $0.58 basic and dilutive for the same period of 2009 or an increase of 22.4%.  Operating earnings per share for the six months ended June 30, 2010 increased 12.5% to $1.35 basic and dilutive compared to $1.20 basic and dilutive for the same period of 2009.  Operating earnings for the three and six months ended June 30, 2010, have been positively impacted by continued emphasis on credit quality, core deposit growth, and an increasing net interest margin.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and six months ended June 30, 2010 was $2,772,000 and $5,220,000 compared to $832,000 and $1,671,000 for the same periods of 2009.  For the three and six month periods ended June 30, 2010 compared to 2009, results were significantly impacted by a decrease in after-tax securities losses of $1,413,000 (from a loss of $1,376,000 to a gain of $37,000) and $2,975,000 (from a loss of $2,940,000 to a gain of $35,000).  Included within the change in after-tax securities losses for the three and six months ended June 30, 2009 are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio of $2,251,000 and $4,584,000, while there were no such charges during the three and six months ended June 30, 2010.  Basic and dilutive earnings per share for the three and six months ended June 30, 2010 were $0.72 and $1.36 compared to $0.22 and $0.44 for the corresponding periods of 2009.  Return on average assets and return on average equity were 1.58% and 15.76% for the three months ended June 30, 2010 compared to 0.51% and 5.45% for the corresponding period of 2009.  Earnings for the six months ended June 30, 2010 correlate to a return on average assets and return on average equity of 1.50% and 15.05% compared to 0.51% and 5.54% for the six month 2009 period.

The net interest margin for the three and six months ended June 30, 2010 was 4.56% and 4.52% compared to 4.36% and 4.42% for the corresponding periods of 2009.  Contributing to the increased net interest margin is the significant growth in lower cost core deposits, which has led to the rate paid on interest bearing liabilities decreasing 63 basis points (bp) and 53 bp for the three and six months ended June 30, 2010 compared to the same periods of 2009.  In addition, the rate paid on time deposits decreased 75 bp and 77 bp for the three and six months ended June 30, 2010 compared to the same periods of 2009.  The liability rate decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates, our strategic decision to shorten the duration of the time deposit portfolio over the past two years, and core deposit growth that provided a lower cost source of funding.  The duration of the time deposit portfolio began being lengthened during the second half of 2009 and continues to be lengthened due to the apparent bottoming or near bottoming of deposit rates.

“The increased net interest margin is the result of sound balance sheet growth with core deposits providing the main source of funding.  The growth in core deposits from June 30, 2009 to June 30, 2010 fully funded the growth in net loans and investment securities over the same time period, while also allowing for a reduction in total borrowings.  The growth in earning assets, coupled with the deposit growth, has allowed for the net interest margin to steadily increase over the past several quarters to its current level of 4.56%, while tax equivalent net interest income increased $1,285,000 or 9.8% for the six months ended June 30, 2010 compared to the same period of 2009,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While the emphasis has been on core deposit and earning asset growth, we have not lost our continued focus on sound credit quality and an adequate risk/return trade-off.  We have not been immune from the economic issues as the continuing soft economy is impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 1.61% at June 30, 2010 from 0.68% at June 30, 2009.   However, annualized net loan charge-offs to average loans of 0.15% for the six month period ended June 30, 2010 remain at a minimal level,” added Mr. Walko.

Total assets increased $42,430,000 to $710,291,000 at June 30, 2010 compared to June 30, 2009.  Net loans increased $19,216,000 or 5.0% despite a soft economy that has in general provided fewer loan opportunities.  Our high level of customer service, credit quality position, and overall balance sheet strength has allowed us to aggressively attract those loans that meet and/or exceed our credit standards.  In addition, opportunities to fund economic development related to the exploration of the Marcellus Shale natural gas reserves are being created.  The investment portfolio increased $17,696,000 from June 30, 2009 to June 30, 2010 due to an increase in the market value of the portfolio of $7,215,000 coupled with the purchase of short maturity bonds.

Deposits have increased 7.1% or $34,980,000 to $529,981,000 at June 30, 2010 compared to June 30, 2009, with core deposits (total deposits excluding time deposits) increasing 20.9% or $55,670,000.  “Balance sheet composition is important in creating an entity that can withstand various economic cycles.  We are building a strong balance sheet by focusing on core deposit growth, while reducing our overall level of borrowings and reliance on higher cost time deposits.  In fact, the level of deposit growth has fully funded the growth in the loan portfolio, while allowing for short-term borrowings to consist solely of customer repurchase agreements.  We continue to build current and cultivate new deposit relationships as we move forward.  Doing so will require continuing community involvement, maintaining a knowledgeable workforce, enhancing electronic delivery channels, and increasing targeted marketing efforts,” commented Mr. Walko.

Shareholders’ equity increased $9,232,000 to $70,603,000 at June 30, 2010 compared to June 30, 2009 as accumulated other comprehensive loss was reduced by $6,622,000.  The reduction in accumulated other comprehensive loss is primarily a result of a change in unrealized losses on available for sale securities from an unrealized loss of $9,581,000 at June 30, 2009 to an unrealized loss of $2,365,000 at June 30, 2010.  The other component in the reduction of accumulated other comprehensive loss is a decrease of $1,860,000 in the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to an increase in the market value of the plan assets caused by relative improved performance in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $18.42 at June 30, 2010 compared to $16.01 at June 30, 2009 and an equity to asset ratio of 9.94% at June 30, 2010 compared to 9.19% at June 30, 2009.  Book value per share, excluding accumulated other comprehensive loss, was $19.32 at June 30, 2010 compared to $18.65 at June 30, 2009.  Dividends paid to shareholders were $0.46 and $0.92 for the three and six months ended June 30, 2010 and 2009.

“The capital levels of all financial institutions continue to be very closely monitored by both regulators and shareholders.  I am pleased to note that we continue to maintain a solid capital position that is deemed “well capitalized” by regulatory definition.  We have also been able to return capital in the form of dividends to our shareholders, while building our capital base.  During the six months ended June 30, 2010, a dividend of $0.92 per share or 68% of net income was paid to shareholders, while total shareholders’ equity increased $3,687,000 from December 31, 2009.  Through 2010 we will continue building value through capital growth, dividends, and prudent balance sheet management,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2010	2009	% Change

ASSETS
Noninterest-bearing balances	$12,378	$10,832	14.3%
Interest-bearing deposits in other financial institutions	11,963	7,815	53.1%
Total cash and cash equivalents	24,341	18,647	30.5%

Investment securities, available for sale, at fair value	225,625	207,901	8.5%
Investment securities held to maturity (fair value of $83 and $111)	82	110	-25.5%
Loans held for sale	5,584	4,595	21.5%
Loans	411,960	392,074	5.1%
Less: Allowance for loan losses	5,047	4,377	15.3%
Loans, net	406,913	387,697	5.0%
Premises and equipment, net	7,966	7,656	4.0%
Accrued interest receivable	3,673	3,468	5.9%
Bank-owned life insurance	15,188	14,862	2.2%
Investment in limited partnerships	4,615	5,182	-10.9%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	8,399	11,583	-27.5%
Other assets	4,873	3,128	55.8%
TOTAL ASSETS	$710,291	$667,861	6.4%

LIABILITIES
Interest-bearing deposits	$442,002	$420,492	5.1%
Noninterest-bearing deposits	87,979	74,509	18.1%
Total deposits	529,981	495,001	7.1%

Short-term borrowings	14,209	14,880	-4.5%
Long-term borrowings, Federal Home Loan Bank (FHLB)	86,778	86,778	0.0%
Accrued interest payable	900	1,220	-26.2%
Other liabilities	7,820	8,611	-9.2%
TOTAL LIABILITIES	639,688	606,490	5.5%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,014,272 and 4,011,985 shares issued	33,452	33,433	0.1%
Additional paid-in capital	18,032	17,983	0.3%
Retained earnings	28,910	26,322	9.8%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(1,561)	(6,323)	75.3%
Defined benefit plan	(1,920)	(3,780)	49.2%
Less: Treasury stock at cost, 180,596 and 179,028 shares	(6,310)	(6,264)	0.7%
TOTAL SHAREHOLDERS’ EQUITY	70,603	61,371	15.0%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$710,291	$667,861	6.4%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
(In Thousands, Except Per Share Data)	2010	2009	% Change	2010	2009	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,398	$6,349	0.8%	$12,728	$12,568	1.3%
Investment securities:
Taxable	1,405	1,374	2.3%	2,754	2,737	0.6%
Tax-exempt	1,270	1,249	1.7%	2,528	2,495	1.3%
Dividend and other interest income	51	41	24.4%	103	130	-20.8%
TOTAL INTEREST AND DIVIDEND INCOME	9,124	9,013	1.2%	18,113	17,930	1.0%

INTEREST EXPENSE:
Deposits	1,551	2,204	-29.6%	3,261	4,209	-22.5%
Short-term borrowings	56	78	-28.2%	120	236	-49.2%
Long-term borrowings, FHLB	927	926	0.1%	1,844	1,843	0.1%
TOTAL INTEREST EXPENSE	2,534	3,208	-21.0%	5,225	6,288	-16.9%

NET INTEREST INCOME	6,590	5,805	13.5%	12,888	11,642	10.7%

PROVISION FOR LOAN LOSSES	400	186	115.1%	700	312	124.4%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,190	5,619	10.2%	12,188	11,330	7.6%

NON-INTEREST INCOME:
Deposit service charges	537	541	-0.7%	1,047	1,066	-1.8%
Securities gains (losses), net	56	(2,086)	102.7%	53	(4,455)	101.2%
Bank-owned life insurance	128	112	14.3%	299	274	9.1%
Gain on sale of loans	330	103	220.4%	512	221	131.7%
Insurance commissions	273	347	-21.3%	537	701	-23.4%
Other	684	591	15.7%	1,256	1,025	22.5%
TOTAL NON-INTEREST INCOME	2,008	(392)	612.2%	3,704	(1,168)	417.1%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,615	2,595	0.8%	5,352	5,077	5.4%
Occupancy, net	313	318	-1.6%	644	657	-2.0%
Furniture and equipment	322	306	5.2%	626	613	2.1%
Pennsylvania shares tax	169	172	-1.7%	338	343	-1.5%
Amortization of investments in limited partnerships	141	141	0.0%	283	283	0.0%
Other	1,430	1,353	5.7%	2,733	2,557	6.9%
TOTAL NON-INTEREST EXPENSE	4,990	4,885	2.1%	9,976	9,530	4.7%

INCOME BEFORE INCOME TAX PROVISION (BENEFIT)	3,208	342	838.0%	5,916	632	836.1%
INCOME TAX PROVISION (BENEFIT)	436	(490)	189.0%	696	(1,039)	167.0%
NET INCOME	$2,772	$832	233.2%	$5,220	$1,671	212.4%

EARNINGS PER SHARE - BASIC	$0.72	$0.22	227.3%	$1.36	$0.44	209.1%

EARNINGS PER SHARE - DILUTED	$0.72	$0.22	227.3%	$1.36	$0.44	209.1%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,834,164	3,832,520	0.0%	3,834,230	3,832,135	0.1%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,834,291	3,832,596	0.0%	3,834,370	3,832,173	0.1%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$0.92	$0.92	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	June 30, 2010			June 30, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$18,750	$312	6.67%	$16,934	$271	6.42%
All other loans	398,988	6,192	6.22%	377,324	6,170	6.56%
Total loans	417,738	6,504	6.24%	394,258	6,441	6.55%

Taxable securities	112,538	1,454	5.17%	101,984	1,415	5.55%
Tax-exempt securities	108,011	1,924	7.13%	103,848	1,892	7.29%
Total securities	220,549	3,378	6.13%	205,832	3,307	6.43%

Interest bearing deposits	8,938	2	0.09%	1,371	—	0.00%

Total interest-earning assets	647,225	9,884	6.12%	601,461	9,748	6.52%

Other assets	54,681			55,793

TOTAL ASSETS	$701,906			$657,254

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$65,483	45	0.28%	$61,383	81	0.53%
Super Now deposits	64,931	92	0.57%	56,645	131	0.93%
Money market deposits	101,361	291	1.15%	64,374	367	2.29%
Time deposits	209,344	1,123	2.15%	224,918	1,625	2.90%
Total deposits	441,119	1,551	1.41%	407,320	2,204	2.17%

Short-term borrowings	12,306	56	1.82%	18,035	78	1.73%
Long-term borrowings	86,778	927	4.23%	86,778	926	4.22%
Total borrowings	99,084	983	3.93%	104,813	1,004	3.79%

Total interest-bearing liabilities	540,203	2,534	1.87%	512,133	3,208	2.50%

Demand deposits	83,205			73,930
Other liabilities	8,150			10,113
Shareholders’ equity	70,348			61,078

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$701,906			$657,254
Interest rate spread			4.25%			4.02%
Net interest income/margin		$7,350	4.56%		$6,540	4.36%

	For the Three Months Ended
	June 30,
	2010	2009

Total interest income	$9,124	$9,013
Total interest expense	2,534	3,208

Net interest income	6,590	5,805
Tax equivalent adjustment	760	735

Net interest income (fully taxable equivalent)	$7,350	$6,540

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Six Months Ended
	June 30, 2010			June 30, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$18,018	$604	6.76%	$16,420	$538	6.61%
All other loans	397,018	12,329	6.26%	375,687	12,213	6.56%
Total loans	415,036	12,933	6.28%	392,107	12,751	6.56%

Taxable securities	109,607	2,854	5.21%	101,937	2,867	5.63%
Tax-exempt securities	107,515	3,830	7.12%	102,757	3,780	7.36%
Total securities	217,122	6,684	6.16%	204,694	6,647	6.49%

Interest bearing deposits	8,257	3	0.07%	700	—	0.00%

Total interest-earning assets	640,415	19,620	6.16%	597,501	19,398	6.53%

Other assets	54,988			55,459

TOTAL ASSETS	$695,403			$652,960

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$63,891	97	0.31%	$60,517	159	0.53%
Super Now deposits	63,994	201	0.63%	55,276	260	0.95%
Money market deposits	94,313	579	1.24%	52,888	580	2.21%
Time deposits	214,749	2,384	2.24%	215,069	3,210	3.01%
Total Deposits	436,947	3,261	1.50%	383,750	4,209	2.21%

Short-term borrowings	13,518	120	1.79%	39,641	236	1.19%
Long-term borrowings	86,778	1,844	4.23%	86,778	1,843	4.22%
Total borrowings	100,296	1,964	3.90%	126,419	2,079	3.27%

Total interest-bearing liabilities	537,243	5,225	1.95%	510,169	6,288	2.48%

Demand deposits	80,636			72,633
Other liabilities	8,142			9,870
Shareholders’ equity	69,382			60,288

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$695,403			$652,960
Interest rate spread			4.21%			4.05%
Net interest income/margin		$14,395	4.52%		$13,110	4.42%

		For the Six Months Ended
		June 30,
		2010	2009

Total interest income		$18,113	$17,930
Total interest expense		5,225	6,288

Net interest income		12,888	11,642
Tax equivalent adjustment		1,507	1,468

Net interest income (fully taxable equivalent)		$14,395	$13,110

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Operating Data

Net income	$2,772	$2,448	$2,500	$1,922	$832
Net interest income	6,590	6,298	6,206	5,945	5,805
Provision for loan losses	400	300	335	270	186
Net security gains (losses)	56	(3)	116	(507)	(2,086)
Non-interest income, ex. net security gains (losses)	1,952	1,699	1,958	1,888	1,694
Non-interest expense	4,990	4,986	5,185	5,097	4,885

Performance Statistics

Net interest margin	4.56%	4.49%	4.42%	4.35%	4.36%
Annualized return on average assets	1.58%	1.42%	1.47%	1.15%	0.51%
Annualized return on average equity	15.76%	14.31%	14.72%	12.08%	5.45%
Annualized net loan charge-offs to avg loans	0.21%	0.09%	0.15%	0.17%	0.25%
Net charge-offs	217	93	157	168	250
Efficiency ratio	58.4%	62.4%	63.5%	65.1%	65.1%

Per Share Data

Basic earnings per share	$0.72	$0.64	$0.65	$0.50	$0.22
Diluted earnings per share	0.72	0.64	0.65	0.50	0.22
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	18.42	17.73	17.45	18.40	16.01
Common stock price:
High	34.50	34.03	33.24	34.25	31.81
Low	26.76	30.04	30.37	29.89	24.89
Close	30.42	33.55	32.44	32.01	29.14
Weighted average common shares:
Basic	3,834	3,834	3,834	3,833	3,833
Fully Diluted	3,834	3,834	3,834	3,833	3,833
End-of-period common shares:
Issued	4,014	4,014	4,013	4,013	4,012
Treasury	181	179	179	179	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Financial Condition Data:
General
Total assets	$710,291	$695,755	$676,204	$678,685	$667,861
Loans, net	406,913	405,055	400,872	396,347	387,697
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	529,981	521,040	497,287	490,062	495,001
Noninterest-bearing	87,979	80,913	79,899	75,569	74,509

Savings	66,789	64,255	60,827	62,717	61,924
NOW	65,802	64,362	64,361	61,855	58,020
Money Market	101,301	94,725	74,634	71,820	71,748
Time Deposits	208,110	216,785	217,566	218,101	228,800
Total interest-bearing deposits	442,002	440,127	417,388	414,493	420,492

Core deposits*	321,871	304,255	279,721	271,961	266,201
Shareholders’ equity	70,603	67,972	66,916	70,539	61,371

Asset Quality

Non-performing assets	$6,646	$3,863	$4,456	$5,844	$2,667
Non-performing assets to total assets	0.94%	0.56%	0.66%	0.86%	0.40%
Allowance for loan losses	5,047	4,864	4,657	4,478	4,377
Allowance for loan losses to total loans	1.23%	1.19%	1.15%	1.12%	1.12%
Allowance for loan losses to non-performing loans	75.94%	125.91%	104.51%	76.63%	164.12%
Non-performing loans to total loans	1.61%	0.94%	1.10%	1.46%	0.68%

Capitalization

Shareholders’ equity to total assets	9.94%	9.77%	9.90%	10.39%	9.19%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in Thousands, Except Per Share Data)	2010	2009	2010	2009
GAAP net income	$2,772	$832	$5,220	$1,671
Less: securities gains (losses), net of tax	37	(1,376)	35	(2,940)
Non-GAAP operating earnings	$2,735	$2,208	$5,185	$4,611

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Return on average assets (ROA)	1.58%	0.51%	1.50%	0.51%
Less: securities gains (losses), net of tax	0.02%	-0.83%	0.01%	-0.90%
Non-GAAP operating ROA	1.56%	1.34%	1.49%	1.41%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Return on average equity (ROE)	15.76%	5.45%	15.05%	5.54%
Less: securities gains (losses), net of tax	0.21%	-9.01%	0.10%	-9.76%
Non-GAAP operating ROE	15.55%	14.46%	14.95%	15.30%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Basic earnings per share (EPS)	$0.72	$0.22	$1.36	$0.44
Less: securities gains (losses), net of tax	0.01	(0.36)	0.01	(0.76)
Non-GAAP basic operating EPS	$0.71	$0.58	$1.35	$1.20

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Dilutive EPS	$0.72	$0.22	$1.36	$0.44
Less: securities gains (losses), net of tax	0.01	(0.36)	0.01	(0.76)
Non-GAAP dilutive operating EPS	$0.71	$0.58	$1.35	$1.20